                                                                                  Exhibit 99.1

March 31, 2011

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and gentlemen:

We have read Berkshire Hills Bancorp, Inc.’s statements included under Item 4.01 of its Form 8-K filed on March 31, 2011 and we agree with such statements concerning our firm.

/s/ Wolf & Company, P.C.